AMERICAN COMMUNITY BANCORP, INC.
                                 4424 VOGEL ROAD
                            EVANSVILLE, INDIANA 47715
                                 (812) 962-2265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON APRIL 26 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of American Community Bancorp, Inc. (the "Company") will be held at the Evansville Country Club, 3810 Stringtown Road, Evansville, Indiana, Tuesday, April 26, 2005 at 6:00 p.m., Central Standard Time for the following purposes:

      (1) To elect five (5) Directors to serve until the 2008 Annual Meeting of Shareholders.

      (2)   To elect the Company's independent auditors for the year 2005.

      (3) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only common shareholders of record at the close of business on March 14, 2005 are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment(s) thereof.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Michael S. Sutton

                                           Michael S. Sutton
                                           President and Chief Executive Officer

Evansville, Indiana
March 23, 2005

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE 1) THE ELECTION OF THE FIVE DIRECTORS AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT; AND 2) THE ELECTION OF BKD, LLP AS THE COMPANY'S AUDITOR FOR THE YEAR 2005. WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE VOTE BY EXECUTING, DATING AND RETURNING PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND HELP TO AVOID ADDITIONAL SOLICITATION COSTS. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES.

                               PROXY STATEMENT OF
                        AMERICAN COMMUNITY BANCORP, INC.
                                 4424 VOGEL ROAD
                            EVANSVILLE, INDIANA 47715

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 26, 2005

      This Proxy Statement is furnished to shareholders of American Community Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, April 26, 2005, at the time and place set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof. This Proxy Statement and the enclosed form of proxy are being mailed to the shareholders of the Company on or about March 23, 2005.

      At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

      1. To elect five directors of the Company to serve a three (3) year term.

      2.    To elect the Company's independent auditors for the year 2005.

      3. To transact such other business as may properly come before the meeting.

      The Board recommends that shareholders vote FOR each of the foregoing proposals. As of the date of this Proxy Statement, the Company knows of no other business to come before the meeting.

The date of this Proxy Statement is March 23, 2005.

                                TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
SUMMARY OF THE PROXY STATEMENT................................................1
GENERAL PROXY INFORMATION.....................................................3
PROPOSAL 1 - ELECTION OF DIRECTORS............................................5
      Security Ownership of Certain Beneficial Owners and Management..........5
      Section 16(A) Beneficial Ownership Reporting Compliance.................6
      Information About Directors, Nominees and Executive Officers............7
      Meetings and Committees of the Board....................................9
      Shareholder Communications.............................................11
      Directors' Attendance at Annual Meeting................................12
      Compensation of Executive Officers and Directors.......................12
      Market for Common Equity and Related Shareholder Matters...............16
      Equity Compensation Plan Information...................................17
      Related Party Transactions.............................................17
      Banking Transactions...................................................17
PROPOSAL NO. 2 - ELECTION OF INDEPENDENT AUDITORS............................18
OTHER MATTERS................................................................19
SHAREHOLDER PROPOSALS........................................................19

                                     SUMMARY
                              QUESTIONS AND ANSWERS

      This summary highlights selected information from this Proxy Statement and is presented in "question and answer" format for your convenience. It may not contain all of the information that is important to you.

When And Where Is The Annual Meeting?

      The Annual Meeting will take place on April 26, 2005 at 6:00 p.m. Central Standard Time at the Evansville Country Club, 3810 Stringtown Road, Evansville, Indiana.

What Matters Will Be Voted On At The Annual Meeting?

            1. The election of five directors to serve a three (3) year term.

            2. The election of the Company's independent auditors for the year 2005.

Who Is Entitled To Vote?

      Shareholders of record of the Company's common stock, no par value (the "Company Common Stock") as of the close of business on March 14, 2005 (the
"Record Date") are entitled to vote at the meeting. As of the Record Date, 1,582,417 shares of the Company's Common Stock were issued and outstanding. Shareholders of record are entitled to one vote per share on any matter that may properly come before the Meeting, other than the election of directors. With respect to the election of directors, shareholders have cumulative voting rights whereby each shareholder is entitled to vote the number of shares of Common Stock held by such shareholder multiplied by the number of directors to be elected at the Meeting.

      The Company's Articles of Incorporation provide that until July 2, 2007, any person who acquires the beneficial ownership of more than ten percent (10%) of any class of the voting shares of the Company shall not be entitled to vote those shares in excess of ten percent.

How Do I Vote?

      There are two ways you can vote:

      1. Sign and date each proxy card you receive and return the cards to the Company in the enclosed, prepaid envelope; or

      2. Vote in person at the Meeting. If your shares are held of record by a broker, bank or other nominee and you wish to vote your shares at the Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Meeting.

      All shares of Common Stock that are represented at the Meeting by properly executed proxies received before or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted "FOR" each of the Proposals and in the discretion of the proxy holders with respect to any other matters properly brought before the Meeting.

How Can I Change My Vote Or Revoke My Proxy?

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

      1. Filing with the Company, to the attention of Stephen C. Byelick, Jr., Secretary, at or before the Meeting, a written notice of revocation bearing a later date than the proxy;

      2. Duly executing a subsequent proxy relating to the same Company Common Stock and delivering it to the Company at or before the Meeting; or

      3. Attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

      Any written notice revoking a proxy should be sent to American Community Bancorp, Inc., 4424 Vogel Road, Evansville, Indiana 47715, Attention: Stephen C. Byelick Jr., Secretary.

How Many Directors Are Being Elected To The Board?

      Under Proposal No. 1, five (5) directors are being elected to the Board for a three (3) year term expiring in 2008.

When Voting For Directors, What Does Cumulative Voting Mean?

      Cumulative voting means that the number of votes you may cast is equal to the number of shares you own multiplied by the number of directors nominated (in this case five). These votes may be cast in any manner. You may cast all your votes for one nominee, cast an equal number of votes for all five nominees, or split your votes in whatever manner you desire.

What Shareholder Vote Is Required To Approve The Independent Auditors For 2004?

      Approval of the independent auditors for 2005 requires the affirmative vote of the holders of a majority of the shares of Company Common Stock actually voted on this matter at the Annual Meeting.

What Is Our Board Of Directors' Recommendation Regarding The Proposals To Be Voted On At The Meeting?

      Our Board recommends that you vote for each of the five nominees to the Board of Directors in Proposal 1, and to elect BKD, LLP as the Company's independent auditors for 2005 in Proposal No. 2.

How And When May I Submit Proposals For The 2006 Annual Meeting?

      Proposals by shareholders intended to be presented at the next Annual Meeting of Shareholders of the Company (i) must be received at 4424 Vogel Road, Evansville, Indiana 47715, (812) 962-2265 not later than December 27, 2005 and
(ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Proxy Statement for that meeting.

Who Is Paying For This Proxy Solicitation?

      We will bear the cost of soliciting proxies. These costs include the preparation, assembly and mailing of this proxy statement, the notice of meeting of shareholders and the enclosed proxy card. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, e-mail, facsimile or in person.

Who Can Answer Your Questions?

      If you have questions about any of the proposals or the Annual Meeting, please call Stephen C. Byelick, Jr. at (812) 962-2265.

                            GENERAL PROXY INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting (the "Meeting") and any adjournment(s) thereof, to consider and act upon, the election of directors and the election of the Company's independent auditors and upon such other business as may properly come before the Meeting.

Voting Rights and Proxy Information

      Only holders of record of Company Common Stock at the close of business on March 14, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 1,582,417 shares of Company Common Stock were outstanding. A majority of the outstanding Company Common Stock entitled to vote and represented in person or by Proxy shall constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed Proxy card will be counted, in accordance with the voting procedures outlined below, for purposes of determining the presence of a quorum at the Meeting, whether or not the shareholder abstains on all matters or any matter to be acted on at the Meeting. Abstentions are counted toward the calculation of a quorum. Broker non-votes will be counted toward fulfillment of quorum requirements. A broker "non-vote" occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given. All shares represented by a valid Proxy will be voted in accordance with the instructions indicated thereon. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, VALID PROXIES RECEIVED WILL BE VOTED BY THE PROXIES, PAUL S. MAYER AND BARNEY R.
MAYNARD (I) BY CUMULATING THE VOTES AND VOTING THEM "FOR" SOME OR ALL OF THE NOMINEES LISTED IN PROPOSAL NO. 1, AS DIRECTED BY THE BOARD OF DIRECTORS AND
(II) "FOR" THE ELECTION OF BKD, LLP, AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2005. If you vote "For All Nominees," your votes will be cumulated and voted equally among each of the nominees listed in Proposal 1. If you vote "Withhold For All" your votes will not be voted for any of the nominees listed in Proposal
1. If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and either (i) strike a line through the name(s) of the nominee(s) and your shares will be voted cumulatively and equally among all of the remaining nominee(s) listed in Proposal 1 or (ii) write the number of votes for each nominee in the space provided on the Proxy card if you wish to cumulate your votes and vote them in differing amounts for certain nominees.

      The Company's By-laws provide that directors are elected by a plurality of the votes cast, assuming a quorum. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. Assuming a quorum, nominees receiving the five highest vote totals shall be elected as the Directors of the Company. Proposal No. 2 and all other matters to be considered at the meeting will be approved if the number of votes cast in favor of the Proposal exceeds the number of votes cast against the proposal.

      On the record date of March 14, 2005, our Executive Officers and Directors have voting power with respect to an aggregate of 548,938 shares of Company Common Stock or approximately 34.69% of Company Common Stock then outstanding. See "Principal Shareholders."

      Other than the matters set forth hereinabove, Management knows of no other matters which may be brought before the Meeting. If any matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of each of the persons named in the accompanying Proxy card to vote Proxies as they are directed by a majority of the directors in attendance at the Meeting. Any other matter or matters properly brought before the Meeting or any adjournment thereof will require the affirmative vote of a majority of the shares of Company Common Stock present, in person or by Proxy, at the Meeting.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Company, to the attention of Stephen C. Byelick, Jr., Secretary, at or before the Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same Company Common Stock and delivering it to the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to American Community Bancorp, Inc., 4424 Vogel Road, Evansville, Indiana 47715, Attention: Stephen C. Byelick Jr., Secretary.

Persons Making the Solicitation

      The costs of this proxy solicitation will be paid by the Company. Proxies may be solicited by personnel of the Company in person, by telephone or through other forms of communication. Company personnel who participate in this solicitation will not receive any additional compensation for such solicitation. The Company will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares and will reimburse such record holders for their reasonable expenses incurred in doing so.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL FIVE DIRECTORS AND "FOR" THE ELECTION OF BKD, LLP AS THE COMPANY'S INDEPENDENT AUDITOR.

                         PLANNING TO ATTEND THE MEETING?

      If your Company Common Stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares "held in street name," and this Proxy Statement is being forwarded to you by your broker or nominee. Your name does not appear on the register of shareholders and, in order to be admitted to the Meeting, you must bring a letter or account statement showing that you are the beneficial owner of the shares. You will not be able to vote at the Meeting, and should instruct your broker or nominee how to vote on your behalf, unless you have a legal proxy from the shareholder of record appointing you as its proxy. If you have any questions about the meeting or require special assistance, please call the Secretary, Stephen C. Byelick, Jr. at (812) 962-2265.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Board of Directors has fixed its size at sixteen members divided into three classes of five, five, and six directors each, with each class serving a staggered three-year term. The five persons nominated for election as Directors at this Meeting are in Class I, and will have terms expiring at the 2008 annual meeting of shareholders of the Company. The Company's Bylaws provide that Directors are elected by a plurality of the votes cast, assuming a quorum. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. Assuming a quorum, those nominees receiving the five highest vote totals shall be elected as the Directors of the Company. Under the Company's Articles of Incorporation, in all elections of directors, the common shareholders have cumulative voting rights, such that the number of votes each common shareholder may cast is determined by multiplying the number of common shares the shareholder owns by the number of directors to be elected. Those votes may be cumulated and cast for a single nominee or may be distributed among two or more nominees in the manner selected by each common shareholder.

      If no contrary instructions are given, it is intended that the votes represented by the accompanying Proxy will be voted by the proxies, Paul S. Mayer and Barney R. Maynard, by cumulating the votes and voting them FOR each of the nominees listed in Proposal No. 1 as directed by the Board of Directors. All nominees have indicated that they are willing and able to serve as Directors if elected. In the event that any nominee should become unavailable, which is not anticipated, Proxies will be voted for the election of such other person or persons as the Board of Directors shall designate.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents information regarding the beneficial ownership of the Company's Common Stock as of March 14, 2005, by (i) each director (and nominee) of the Company, (ii) the executive officers named in the Summary Compensation Table, (iii) each person known by the Company to own more than 5% of the Company's Common Stock; and (iv) all directors (and nominees) and named executive officers as a group. Unless otherwise indicated in a footnote, each individual or group possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

                                                     Shares Beneficially Owned

            Name                                   Number            Percent (1)
            ----                                   ------            -----------

Daniel B. Aiken                                   28,944 (2)           1.82%

Danny J. Bateman                                  21,057 (3)           1.33%

Stephen C. Byelick, Jr.                            4,950 (4)              *

Marc D. Fine                                       8,967 (5)              *

Paul S. Mayer                                     19,296 (6)           1.22%

Barney R. Maynard                                 28,944 (2)           1.82%

                                                     Shares Beneficially Owned

            Name                                   Number            Percent (1)
            ----                                   ------            -----------

Gene F. Pfeiffer                                  69,000 (7)           4.33%

Chris Ramsey                                          --

William F. Richardson, IV                         17,896 (8)           1.36%

Ronald D. Romain                                  39,500 (9)           2.48%

Peter A. Sabella                                  22,500 (2)           1.42%

Mark A. Schroeder
711 Main Street                                  156,660(10)           9.90%
Jasper, IN 47546

Jack A. Strassweg
600 East Baseline Road                           128,941(11)           8.15%
Evansville, IN 47725

Michael S. Sutton                                 16,000(12)           1.01%

Terry W. Talley                                   53,200(13)           3.34%

Albert J. Umbach, Jr.                             16,900(14)           1.06%

All Directors and Executive Officers
      as a Group (16 Persons)                    639,288              38.22%

-----------------------------------------
*Less than one percent (1%)

(1) Based on the total outstanding shares at March 14, 2005, including 90,350 warrants and 9,000 options exercisable within 60 days.

(2)   Includes 7,500 warrants exercisable within 60 days.

(3)   Includes 6,250 warrants exercisable within 60 days.

(4)   Includes 3,000 options exercisable within 60 days.

(5)   Includes 2,500 warrants exercisable within 60 days.

(6) Includes 14,296 shares held jointly with Mr. Mayer's wife, 5,000 warrants exercisable within 60 days.

(7) Includes 12,500 warrants exercisable within 60 days and 6,000 shares held by Mr. Pfeiffer's wife.

(8)   Includes 5,100 warrants exercisable within 60 days

(9)   Includes 12,500 warrants exercisable within 60 days.

(10) Includes 156,660 shares held by German American Bancorp of which Mr. Schroeder is Chief Executive Officer.

(11)  Includes 128,741 shares held by Four S Properties, LLC.

(12)  Includes 6,000 options exercisable within 60 days.

(13) Includes 36,000 shares held by Dr. Talley jointly with his wife, 7,200 shares owned by his minor children, and 10,000 warrants exercisable within 60 days.

(14) Includes 3,500 shares held by Mr. Umbach's wife in her self directed IRA and 5,000 warrants exercisable within 60 days.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. A copy of such reports must be sent to the Company.

      Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the year ended December 31, 2004, its executive officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements with the exception of Guy N. Ramsey who filed one late report reporting two transactions, Thomas L. Austerman who filed one late report reporting one transaction, Gene F. Pfeiffer who filed one late report reporting one transaction and Mark A. Schroeder who filed one late report reporting one transaction.

          INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Nominees for election at 2005 Annual Meeting:

                                                                Has served as
     Name                 Age       Position with Company       Director Since
     ----                 ---       ---------------------       --------------

Daniel B. Aiken           55              Director                  2000
Gene F. Pfeiffer          64              Director                  2000
Chris A. Ramsey           48              Director                  2004
Ronald D. Romain          53              Director                  2000
Peter A. Sabella          60              Director                  2000

      Mr. Daniel B. Aiken is a founding director of the Company. He is President of Aiken Group LTD. He was a founding partner and Executive Vice President of Card Management Corporation (CMC) from 1990 until his retirement in 2001. CMC is a national provider of credit, merchant and debit card back room services for financial institutions nationwide. From 1983 to 1989, Mr. Aiken was employed by American General Finance where he was responsible for the start up and development of the national credit card program. Mr. Aiken's entire business career has been spent in the banking and financial services arena, including positions with Bank One and HSBC.

      Mr. Gene F. Pfeiffer is a founding director of the Company and the owner of Pfeico, Inc., an investment/consulting company, since 1990. Additionally, he actively acquires and develops agricultural and recreational land. He is a minority owner of Hapco, Inc., a reproduction parts business. Mr. Pfeiffer has for years maintained involvement in a number of national and local conservation organizations.

      Mr. Chris Ramsey is a Director of the Company, President of Ramsey Development Corp. of Indiana, Inc. and the owner of several businesses in the construction and real estate industry. He has been engaged in real estate development for 25 years. Mr. Ramsey has served on a number of other bank boards in southern Indiana. He is also involved in various civic and professional organizations.

      Mr. Ronald D. Romain is a founding director of the Company and the owner and Chief Executive Officer of United Companies since 1973, which in turn controls United Leasing, Inc., Romain Automotive Group and Professional
Transportation, Inc. Mr. Romain has been involved with several professional organizations at the local and national level. In addition, he is involved with many civic and educational organizations located in southern Indiana.

      Mr. Peter A. Sabella is a Certified Public Accountant and a founding director of the Company. He is retired from BKD LLP, where he started his career in 1970. At BKD he was responsible for the financial services industry clients for the firm's south region. His responsibilities encompassed: accounting, regulatory, and tax compliance and consulting on various issues such as strategic and capital planning and profit improvement. He is a past member of the AICPA's Banks and Savings Institutions Committee.

Continuing Directors:

                                                                                   Has Served as     Term Expires at
             Name                      Age            Position with Company       Director Since     Annual Meeting
             ----                      ---            ---------------------       --------------     --------------
Danny J. Bateman                        55                   Director                  2000               2006
Paul S. Mayer                           56                   Director                  2000               2006
William F. Richardson, IV               47                   Director                  2000               2006
Jack A. Strassweg                       64            Chairman of the Board            2002               2006
Albert J. Umbach, Jr.                   64                   Director                  2000               2006
Michael S. Sutton                       49          President, Chief Executive         2004               2007
                                                       Officer and Director
Marc D. Fine                            45                   Director                  2000               2007
Barney R. Maynard                       57          Vice Chairman of the Board         2000               2007
Terry W. Talley                         64                   Director                  2000               2007
Mark A. Schroeder                       51                   Director                  2004               2007

      Mr. Danny J. Bateman is a founding director of the Company and has been president of ARC Construction Company, Inc., a general contractor specializing in commercial, industrial and municipal construction, since 1969. Mr. Bateman's responsibilities at ARC include business development, financial management and project management.

      Mr. Paul S. Mayer is a founding director of the Company and has been the owner, Chief Executive Officer and Pharmacist at Paul's Pharmacy, Evansville, Indiana, for the last twenty-six years. He has been involved in a wide variety of volunteer activities in Evansville. He is a fellow in the national Association of Consultant Pharmacists, certified in Geriatric Pharmacy, a member of the Indiana Pharmacy Association, the American Pharmacy Association.

      Mr. William F. Richardson IV is a founding director of the Company and since 1999 has been the owner and President of Sky Cylinder Testing, Inc. in Evansville, Indiana. Sky Cylinder is a company that hydrostatically tests high-pressure cylinders for the industrial and medical gas industry. From 1980 to 1996, he was the majority owner and President of the Hoprich Company, Inc. Mr. Richardson also served as Chairman of the Board for the Independent Welding Distributor Co-Op (IWDC), a nation-wide organization which had sales of approximately $70 million annually. Mr. Richardson is also involved in a family-owned commercial real estate development.

      Mr. Jack A. Strassweg is a director of the Company and has served as Chairman of Basden's American RV Center since 1992. Prior to that he served as President and CEO of the Ashby-Rauscher Insurance Agency until his retirement.

      Mr. Albert J. Umbach, Jr. is a founding director of the Company and owner of Union American Equity Corp [d/b/a Umbach Mortgage] and several real estate holdings. In addition, he holds a license as Certified Public Accountant plus a Certified Financial Planner and serves as consultant in various capacities.

      Mr. Michael S. Sutton was elected to the Board of Directors of the Company in 2004. Mr. Sutton is currently President and Chief Executive Officer of the Company and the Bank. Mr. Sutton served as President and Chief Operating Officer of the Bank from August 2004 until February 2005 and as Executive Vice President and Chief Lending Officer of the predecessor to the Company since 2000. Mr. Sutton is also a member of the Board of Directors of the Bank. Prior to joining the Company, Mr. Sutton served as the Senior Vice President and Manager of Commercial Banking at Integra Bank (formerly

National City Bank) from 1997 to 2000. Mr. Sutton was Executive Vice President of United Fidelity Bank, fsb, Evansville, Indiana from 1994 to 1997.

      Mr. Marc D. Fine is a founding director of the Company. He has practiced law in Evansville, Indiana since 1984 and was a founding partner of the law firm of Rudolph, Fine, Porter & Johnson, LLP, Evansville, Indiana. He is also active in many civic and community organizations.

      Dr. Barney R. Maynard is a founding director of the Company and a partner, since 1981, in Urological Associates, Inc. He continues the active practice of medicine specializing in Urology. Dr. Maynard was elected by his peers to serve on the Board of Directors of Physicians' Health Network from 1988 to 1998. Dr. Maynard has served as President of the Indiana State Medical Association and continues his efforts in this area as a Delegate from Indiana to the American Medical Association and serves on one of the AMA governing councils.

      Dr. Terry W. Talley is a founding director of the Company and is the Owner and Medical Director of Talley Medical-Surgical Eye Care Associates and Valley Cataract & Laser Institute, both located in Evansville. Dr. Talley has been a practicing physician since 1972.

      Mr. Mark A. Schroeder was elected to the Board of Directors of the Company in 2004. Mr. Schroeder has served as Chief Executive Officer of German American Bancorp since January 1, 1999, after having served as its President and Chief Operating Officer from 1995 through 1998. He has served as a Director of German American Bank since 1991 and a director of each of German American Bancorp's other subsidiaries since acquisition by the German American Bancorp.

      None of the Company's directors holds a directorship with a company that has a class of securities registered under the Securities Exchange Act of 1934 except for Mr. Schroeder. Mr. Umbach holds a Series 7 and 63 securities license with Intersecurities, Inc.

Executive Officers who are not Directors:

        Name                   Age                 Position With Bank
        ----                   ---                 ------------------
Stephen C. Byelick, Jr.        56         Chief Financial Officer and Secretary

      Mr. Stephen C. Byelick, Jr. has over 23 years of banking experience and has been the Company's Chief Financial Officer and Secretary since July 2001.
Mr. Byelick is also the Chief Financial Officer and Secretary of the Bank. Mr. Byelick previously served as Controller and Secretary-Treasurer of Integra Bank Corporation (formerly National City Bancshares) in Evansville, Indiana, from
1996 until joining the Bank in 2000. Prior to his tenure at Integra Bank Corporation, he served as Executive Vice President and Chief Financial Officer of Mid-America Bank, St. Paul, Minnesota.

                      MEETINGS AND COMMITTEES OF THE BOARD

      In 2004, the predecessor to the Company, Bank of Evansville, N. A., was reorganized into a holding company structure. References to the Company in this section regarding committees include committee meetings held by both the Company and its predecessor entity.

      For the calendar year 2004, the Board of Directors of the Company met twelve (12) times. No director attended fewer than 75% of (i) the total number of such meetings; or (ii) the total number of meetings held by all committees of the Board of which a director was a member, except Mr. Guy Neil Ramsey who attended 67% of the Board of Directors meetings. The Company has standing committees including the Executive Committee, Risk Management Committee, Audit Committee and Compensation Committee.

      Executive Committee. The Executive Committee is delegated authority to act for the Board of Directors with respect to certain matters between regular Board meetings. The Executive Committee holds monthly meetings. Members of the Executive Committee prior to the reorganization were Mr. Aiken, Mr. Austerman, Mr. Fine, Mr. Pfeiffer, Mr. Richardson, Mr. Romain, Mr. Sabella, Mr. Strassweg, and Mr. Umbach. The current members of the Executive Committee are Mr. Aiken, Mr. Fine, Mr. Pfeiffer, Mr. Chris A. Ramsey, Mr. Richardson, Mr. Romain, Mr. Sabella, Mr. Strassweg, Mr. Sutton and Mr. Umbach. The Executive Committee held ten (10) meetings during 2004.

      Compensation Committee. The Compensation Committee is responsible for establishing and recommending to the Board the salary and other compensation of the Company's executive officers. Prior to the reorganization, this Committee was composed of Mr. Aiken, Mr. Pfeiffer, Mr. Strassweg, Mr. Richardson and Mr. Umbach. After the reorganization the Compensation Committee was composed of Mr. Bateman, Mr. Richardson, Mr. Schroeder and Mr. Strassweg. The Compensation Committee held four (4) meetings during 2004.

      Risk Management Committee. The Risk Management Committee is responsible for establishing and monitoring compliance with the Company's investment and funds management policies. The Risk Management Committee also reviews and approves all investment activity in accordance with established policies. The Risk Management Committee is responsible for (i) approving and monitoring compliance of loan policies, (ii) risk management, and (iii) monitoring credit quality and adequacy of reserves for losses. Members of the Risk Management Committee prior to the reorganization were Mr. Aiken, Mr. Austerman, Mr. Fine, Mr. Pfeiffer, Mr. Richardson, Mr. Romain, Mr. Sabella, Mr. Strassweg and Mr. Umbach. The current members of the Risk Management Committee are Mr. Aiken, Mr. Bateman, Mr. Fine, Dr. Maynard, Mr. Pfeiffer, Mr. Romain, Mr. Schroeder, Mr. Sutton and Mr. Talley. The Risk Management Committee held twelve (12) meetings during 2004.

      Audit Committee. The Audit Committee was composed of Mr. Mayer, Dr. Maynard, Mr. Sabella, Dr. Talley and Mr. Umbach prior to the reorganization. The current members of the Audit Committee are Mr. Mayer, Dr. Maynard, Mr. Chris A. Ramsey, Mr. Sabella, Dr. Talley and Mr. Umbach. The Audit Committee operates under a written Charter adopted by the Board of Directors that is attached as an Appendix to the Bank's 2003 Proxy Statement.

      Although the Company's stock is not listed on the American Stock Exchange ("AMEX") or the New York Stock Exchange, and is not quoted on the Nasdaq, the Board of Directors has elected to apply the standards for independence set forth by the AMEX to determine the independence of its Audit Committee members. Under these standards, all members of the Audit Committee are "independent." The Board has determined that Mr. Sabella meets the definition of "financial expert" within the meaning of the SEC regulations under the Sarbanes-Oxley Act of 2002.

      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. It oversees the financial reporting process, reviews the financial disclosures, meets privately, outside the presence of management, with the Company's independent auditors and internal auditors to discuss internal accounting control policies and procedures, and monitors the implementation of recommendations or corrective measures disclosed in the independent accountant's and internal auditor's audit reports. The Audit Committee considers and recommends the selection of independent auditors, reviews the scope and performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and reviews the independent auditor's fees.

      In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

      The  Audit  Committee  held  five (5)  meetings  during  2004.  The  Audit
Committee reviewed and discussed audit reports prepared by the Company's internal auditing firm, McGladrey & Pullen, LLP and the risk assessment prepared by the internal auditors. The audit committee also reviewed and discussed the audit reports prepared by the Company's compliance auditors, Professional Bank Services, relative to the Company's compliance with truth in savings, truth in lending and related consumer compliance laws and regulations.

      The Audit Committee reviewed and discussed the audit of the Company's financial statements with management and with the Company's independent auditor, BKD, LLP, including those matters required to be discussed under generally accepted auditing standards. The Committee also discussed with the independent auditor the matters required to be discussed by the Codification of Statements on Auditing Standards, Standard No. 61, as necessary. Additionally, the Committee has received from its independent auditors the disclosures and the letter regarding the auditors' independence required by independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as may be modified or supplemented. Based upon the Committee's review and discussions, the Committee has determined that the audited financial statements shall be included in the Company's Annual Report to Shareholders for the fiscal year 2004.

      As reported by the Audit Committee:

                                Mr. Paul S. Mayer
                                Dr. Barney R. Maynard
                                Mr. Peter A. Sabella
                                Dr. Terry W. Talley
                                Mr. Chris A. Ramsey
                                Mr. Albert J. Umbach, Jr.

      Nominating Committee. The Board of Directors does not have a nominating committee; rather, all members of the Board participate in the nomination of persons to serve as directors of the Company. The Board believes a separate committee is not necessary for this purpose because: (i) a majority of the members of the Board are independent, as defined by the AMEX standards; and (ii) those members of the Board that are not independent have a unique familiarity with and understanding of the industry within which the Company operates, enabling them to provide important perspective on the necessary qualifications of a Board member.

      In performing its functions as nominating committee, the Board considers any shareholder recommendations. Any recommendations by a shareholder of a proposed candidate must be made in writing, and must set forth: (1) the name and address of the proposed nominee; (2) the principal occupation of the proposed nominee; (3) the total number of shares of common stock of the Company that will be voted for the proposed nominee; (4) the name and residence of the nominating shareholder; and (5) the number of shares of common stock of the Company owned by the nominating shareholder. The recommendation must be delivered no less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors to the President of the Company, Michael S. Sutton, 4424 Vogel Road, Evansville, Indiana 47715. The Board does not have a formal policy or procedure for considering nominations to the Board.

                           SHAREHOLDER COMMUNICATIONS

      The Company provides an informal process for shareholders to send communications to the Board. Shareholders who wish to contact the Board or any of its members may do so in writing to American Community Bancorp, Inc., 4424 Vogel Road, Evansville, Indiana 47715. All communications received by the Company will be forwarded to the Board or the individual member, as applicable.

                    DIRECTORS' ATTENDANCE AT ANNUAL MEETINGS

      Although the Company does not have a policy with regard to Board members' attendance at the Annual Meeting of Shareholders, all of the directors are encouraged to attend such meetings. All fifteen of our directors attended our 2004 Annual Meeting.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

      The following table sets forth certain information regarding compensation paid or accrued during the years ended December 31, 2002, 2003 and 2004 to the Company's Chief Executive Officer and the four (4) most highly compensated officers of the Company and its subsidiary, Bank of Evansville, whose salary and bonus earned during 2004 exceeded $100,000.

                           Summary Compensation Table

                 (a)                       (b)           (c)          (d)               (e)                  (f)

                                                                                                          Long-Term
                                                                   Annual Compensation                  Compensation
                                                                   -------------------                  ------------

                                                                                                         Securities
                                                                                   Other Annual          Underlying
     Name and Principal Position           Year         Salary       Bonus         Compensation           Options
             During 2004                                 ($)          ($)               ($)                  (#)

Thomas L. Austerman                        2004        157,500       20,000           3,799(1)             15,000
President and Chief                        2003        125,000       20,000              --
Executive Officer                          2002        114,000       15,000           2,199(1)

Michael S. Sutton                          2004        150,000       30,000           4,482(2)
Executive Vice President                   2003        121,000       30,000           8,588(2)             12,000
                                           2002        110,000       30,000          11,426(2)

Stephen C. Byelick, Jr.                    2004        112,000       14,000           3,486(1)
Chief Financial Officer                    2003        107,000       12,000           3,338(1)              9,000
and Secretary                              2002        100,000       12,000           2,084(1)

John T. Lamb                               2004        106,658       30,000           3,200(1)              9,000
Executive Vice President
and Chief Lending Officer
of the Bank

Steven L. Walker                           2004        100,000       10,500           2,869(1)
Senior Vice President                      2003         81,000        9,500           2,480(1)              9,000
of the Bank                                2002         72,750        8,100           2,182(1)

(1)   Represents employer match under the Company's Simple IRA Plan.

(2) Includes $4,482 employer match under the Company's Simple IRA Plan in 2004, $4,000 for car allowance and $3,758 employer match under the Company's Simple IRA Plan in 2003 and $8,000 for car allowance and $3,426 employer match under the Company's Simple IRA Plan in 2002.

      The following table sets forth certain information with respect to the Company's option grants during the last fiscal year.

                      Option/SAR Grants In Last Fiscal Year

                                  Number of securities
                                       underlying             Percent of total
                                  options/SARs granted    options/SARs granted to   Exercise or base
             Name                          (#)            employees in fiscal year    price ($/Sh)      Expiration Date

              (a)                          (b)                      (c)                   (d)                 (e)

Thomas L. Austerman(1)                   15,000                     63%                  $11.75            3/18/2014

John T. Lamb (2)                          9,000                     29%                  $10.75            3/18/2014

John T. Lamb(3)                           2,000                      8%                  $13.12           11/23/2014

(1) The options are incentive stock options, which vest at the rate of one-third each on December 31, 2005, 2006 and 2007 so long as the grantee of the option remains employed by the Company.

(2) The options are incentive stock options, which vest at the rate of one third each on March 18, 2005, 2006 and 2007 so long as the grantee remains employed by the Company.

(3) The options are incentive stock options, which vest at the rate of one third each on November 23, 2005, 2006 and 2007 so long as the grantee remains employed by the Company.

         The following table sets forth certain information regarding the Aggregated Option/SAR exercises and values as of December 31, 2004 for the Company's Named Executive Officers.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

             (a)                   (b)             (c)                  (d)                           (e)

                                                                Number of securities         Value of Unexercised
                                                               underlying unexercised     In-the-money Options/SARs
                                                             options/SARs at FY-End (#)         at FY-End ($)
                                  Shares
                               acquired on        Value             Exercisable/                 Exercisable/
            Name               exercise (#)    realized($)         Unexercisable                Unexercisable
Thomas L. Austerman                -0-             -0-              5,000/10,000                 7,500/15,000

Michael S. Sutton                  -0-             -0-              6,000/8,000                 10,000/20,000

Stephen C. Byelick, Jr.            -0-             -0-              3,000/6,000                  7,500/15,000

Employment Agreements

      On September 30, 2004, the Bank, the wholly-owned subsidiary of the Company, entered into an employment agreement with Thomas L. Austerman, the Bank's Chief Executive Officer. The term of the employment agreement expires on August 31, 2009. Under the terms of the employment agreement Mr. Austerman will serve as Chief Executive Officer at a base salary of $157,500 per year until June 1, 2006, and thereafter as consultant and advisor at a base salary of $78,750 per year until the expiration of the agreement. Mr. Austerman will also receive options to purchase not less than five thousand (5,000) shares of the Company's common stock each year and annual bonuses in an amount to be determined by the Board of Directors in the exercise of its discretion. If the Bank terminates the employment agreement without cause, Mr. Austerman is entitled to receive his base salary for the remainder of the term of the Agreement.

      On December 1, 2004, the Bank entered into employment agreements with each of Stephen C. Byelick, Jr., the Bank's Chief Financial Officer and Secretary, and Michael S. Sutton, the Bank's President, Chief Operating Officer and Chief Lending Officer. The term of the employment agreements is three (3) years, with up to three (3) one (1) year extensions at each parties' option. Under the employment agreements, Mr. Byelick will receive a base salary of $112,000 per year, subject to annual increases at the discretion of the Board of Directors, and Mr. Sutton will receive a base salary of $150,000 per year, subject to annual increases at the discretion of the Board of Directors. If the Bank terminates the agreements without cause, each of Mr. Byelick or Mr. Sutton, as applicable, is entitled to receive his base salary for a period of twelve (12) months following the date of termination.

Director Compensation

      WARRANTS. Those members of the Board of Directors who were founders of the Bank of Evansville, N. A., the predecessor to the Company, and who purchased shares during the initial stock offering received warrants to purchase one common share for every two common shares they purchased. During the reorganization into the current bank holding company structure the warrants were converted into warrants to purchase common stock of the Company under the same terms. The purchase price for such warrant shares is $10.00 per share. The warrants are not transferable, vest over a three-year period (commencing in July, 2002), and terminate ten years after the date of issuance. The aggregate number of shares issuable to those members of the Board of Directors pursuant to the warrants is

137,700. In addition, the warrants terminate ninety (90) days after the holder's termination as a member of the Board of Directors. If the Company's capital falls below certain minimum capital requirements, the Company can require the holders to either exercise the warrant or forfeit their rights, if required by the Company's regulators.

      DIRECTOR STOCK OPTION PLAN. In April 2003, certain of the directors of the Company received options to purchase common stock of the Company pursuant to the 2003 Independent Director Stock Option Compensation Plan (Director Option Plan). The Director Option Plan was intended to compensate outside directors for their service as directors and was approved by the shareholders of the Bank of Evansville, N. A., the predecessor to the Company, at the 2003 Annual Meeting. During the reorganization to the current holding company structure the options were converted into options to purchase shares of common stock of the Company under the same terms. The Director Option Plan provides for a one-time grant of Options to acquire 12,000 shares of the Company's Common Stock to members of the Board of Directors who qualified as "Independent Directors" on the date of grant. A Board member is an "Independent Director" if he or she is a member of the Board and was not on the grant date or within the last five (5) years an employee of the Company. At the time of the Option grant there were fourteen
(14) members of the Board who were Independent Directors and therefore eligible to participate in the Director Option Plan. The exercise price of the Options granted under the Plan is $10.80 per share, which represents 100% of the Fair Market Value ("FMV") of the shares of Common Stock on the grant date as determined by the Board. The Options are exercisable up to 10 years after the grant date. Each Option granted under the Director Option Plan will vest and become exercisable at the earlier of: (i) five years from the date the Option is granted; and (ii) the following performance conditions:

            (A) One-third of the shares shall vest when the FMV of the Common Stock reaches fifteen dollars ($15) per share for thirty continuous calendar days or the book value of the stock reaches ten dollars ($10) per share, whichever shall come earlier;

            (B) One-third of the shares shall vest when the FMV of the Common Stock reaches sixteen dollars and fifty cents ($16.50) per share for thirty continuous calendar days or the book value of the stock reaches eleven dollars ($11) per share, whichever shall come earlier and;

            (C) One-third of the shares shall vest when the FMV of the Common Stock reaches eighteen dollars ($18) per share for thirty continuous calendar days or the book value of the stock reaches twelve dollars ($12) per share, whichever shall come earlier.

Upon cessation of service as an Independent Director for whatever reason, such Independent Director will have the right to exercise any Options vested as of the date of such Independent Director's cessation of service within the lesser of (i) one (1) year of the cessation date and (ii) the time remaining in the Option Period.

Stock Options

      On June 20, 2001, the Board of Directors and shareholders approved the 2000 Stock Option Plan (the "Plan"). Under the Plan, the Company may award qualified and non-qualified stock options to employees of the Company or its subsidiary, the Bank. The aggregate number of shares of common stock that may be awarded under the Plan is 100,000, subject to adjustment in certain events. As of December 31, 2004, options to purchase 233,000 shares were outstanding under the Plan.

      Subject to the terms of the Plan, the Board of Directors has delegated authority to the Compensation Committee for administration of the Plan. The Compensation Committee has the sole discretion and authority to select those persons to whom awards will be made, to designate the number of shares to be covered by each award, to establish vesting schedules, to specify all other terms of the awards (subject to certain restrictions) and to interpret the Plan.

      With respect to stock options under the Plan that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code, the option price must be at least 100 percent

(or, in the case of a holder of more than 10 percent of the common stock, 110 percent) of the fair market value of a share of common stock on the date of the grant of the stock option. The Compensation Committee may establish, at the time the options are granted, the exercise price of options that do not qualify as incentive stock options ("non-qualified stock options"), which may not be less than 100 percent of the fair market value of a share of common stock on the date of grant. No incentive stock option granted under the Plan may be exercised more than ten years (or, in the case of a holder of more than 10 percent of the common stock, five years) from the date of grant or such shorter period as the Compensation Committee may determine at the time of the grant, which period may not be more than ten years from the date of grant.

Simple IRA Plan

      The predecessor to the Company adopted a contributory Simple IRA plan on July 2, 2001, covering substantially all of its employees. This Plan was assumed by the Company as part of the reorganization to the current holding company structure. Participants may contribute $9,000 in 2004, $8,000 in 2003 and $7,000 in 2002 of their compensation to the Plan. The Company matches 100 percent of employee contributions up to 3 percent of the employee's compensation. The Company contributed $44,573, $30,819 and $24,272 to the Simple IRA Plan for the years ended December 31, 2004, 2003 and 2002, respectively.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      As of December 31, 2004, there were 1,582,417 shares of common stock of the Company issued and outstanding. The number of record holders of the Company's common stock at March 14, 2005 was 228.

      There is no established public trading market for the Company's common stock. The common stock is traded on a limited basis, through seven broker-dealers and quoted on the OTC bulletin board, and trades have also occurred in privately negotiated transactions. As a result, the Company is not always aware of the price at which trades occur. The following table sets forth the high and low prices for the Company's common stock for the quarters indicated during the previous two years based upon information obtained by management from the broker-dealer known to the Company to facilitate such transactions and on other information made available to management of the Company. Management of the Company has not verified the accuracy of the following information. The referenced prices may not reflect an actual trading range and may reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

                                         2004                   2003
                                  -----------------------------------------
                                    High      Low          High     Low
                                    ----      ---          ----     ---
Quarter ended:
March 31                          $ 12.50   $ 10.61      $ 11.35    $ 10.05
June 30                           $ 13.00   $ 11.80      $ 11.24    $ 10.50
September 30                      $ 13.95   $ 12.75      $ 11.98    $ 10.50
December 31                       $ 13.25   $ 12.90      $ 11.85    $ 10.51

      Holders of the Company's shares are entitled to receive such dividends and other distributions as may be declared from time to time by the Board of Directors and paid out of funds legally available for that purpose. Federal banking laws and regulatory policies impose certain restrictions on the payment of dividends and other distributions to shareholders.

      Since the Company is a relatively new and rapid growth enterprise, it is the current policy of the Board of Directors to reinvest any earnings for the period of time necessary to ensure the success of its operations. As a result, the Company has no plans to pay dividends for the foreseeable future, and its long-term dividend policy will depend upon the Company's earnings, capital requirements, financial condition, commitments to and policies of banking regulators and other factors considered relevant by the Board of Directors.

      The following table sets forth information concerning securities issued and available for issue for each compensation plan under which equity securities of the Company are authorized for issuance.

                      EQUITY COMPENSATION PLAN INFORMATION

                                  Number of securities to be
                                   issued upon exercise of      Weighted average exercise      Number of securities
                                     outstanding options,          price of outstanding      remaining available for
         Plan Category               warrants and rights       options, warrants and rights      future issuance
         -------------               -------------------       ----------------------------      ---------------

                                             (a)                           (b)                         (c)
Equity compensation Plans
approved by security holders               233,000                   $10.89/per share                 35,000

Equity compensation plans not
approved by security holders                 -0-                           -0-                         -0-

         Total                             233,000                        $10.89                      35,000

                           RELATED PARTY TRANSACTIONS

      Related party transactions are subject to review and approval by the Board of Directors. In 2004 the Company engaged Arc Construction, a company owned by director Danny J. Bateman to perform certain renovations and repairs on the Company's offices. The fees paid to Arc Construction in 2004 of $82,147 were at market rates. The Company engaged Jeanne Pfeiffer Designs, a company owned by the wife of a Company director, Gene F. Pfeiffer, to perform the interior design for the Company's new headquarters. These services were performed at or below market rates for similar design services. The Company paid this company approximately $57,610 in 2003.

                              BANKING TRANSACTIONS

      Directors and officers of the Company and companies with which they are associated have banking and other transactions with the Bank in the ordinary course of business. Any loans and commitments to lend to such affiliated persons or entities are made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness and may not involve more than normal risk or present other unfavorable features to the Bank. Management believes that all transactions between the Bank on one hand, and any officer, director, principal shareholder, or other affiliate of the Company on the other hand, are on terms no less favorable to the

Bank than could be obtained on an arm's-length basis from unaffiliated third parties. As of December 31, 2004, the Bank had thirty-three (33) outstanding loans to the directors of the Company totaling $6,897,050 and an aggregate amount under commitment totaling $9,530,325.

                                 PROPOSAL NO. 2

                        ELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected BKD LLP, as the Company's principal independent auditors for the fiscal year ending December 31, 2005. The selection of BKD as independent auditors for the Company will be submitted to the meeting in order to permit the shareholders to express their approval or disapproval. In the event of a negative vote, the Board will reconsider the selection of BKD and either reconfirm the selection of BKD or select other auditors. Notwithstanding approval by the shareholders, the Board of Directors reserves the right to replace the auditors at any time upon the recommendation of the Audit Committee of the Board of Directors.

      McGladrey & Pullen served as the principal independent auditors for the predecessor to the Company for the years ended December 31, 2002 and 2001, and until February 25, 2003. BKD, LLP served as the Company's principal independent auditors beginning on February 26, 2003. The report of McGladrey on the Company's financial statements for the fiscal years ended December 31, 2002 and December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2002 and December 31, 2001, and through February 25, 2003: (1) there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements if not resolved to the satisfaction of McGladrey would have caused it to make reference thereto in its reports on the financial statements for such periods; and (2) there were no matters that were the subject of a reportable event (as defined in Regulation S-B, Item 304(a)(1)(v)).

      The Company's Audit Committee recommended, and its Board of Directors approved, effective as of February 25, 2003, the decision to change independent accountants. During the Company's fiscal years ended December 31, 2002 and December 31, 2001, and through February 25, 2003, the Company had not consulted with BKD, LLP regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or reportable event with the former auditor (as defined in Regulation S-B, Item 304(1)(1)(iv) and (v), respectively).

      Representatives from BKD, LLP are expected to be present at the meeting, will be given an opportunity to make a statement if they desire and will respond to appropriate questions by shareholders. The aggregate fees billed for professional services rendered to the Company by BKD, LLP for 2004 and 2003 fiscal year, were:

                                          2004                         2003
                                          ----                         ----

          Audit Fees                     $45,890                     $18,250

      Fees were billed for professional services rendered in connection with the audit of the Company's financial statements as of and for the year ended
December 31, 2004, and for the review of the year-end financial statements included in the Company's Annual Report for the year ended December 31, 2003.

          Audit-Related Fees               2,180                         -0-

      Audit-related fees were billed for professional services rendered in connection with the review of the quarterly financial statements included in the Company's Forms 10-QSB for 2004.

          Tax Fees                        $5,500                      $2,000

      Fees were billed for professional services rendered in connection with the preparation of the Company's consolidated corporate tax return for the year ending December 31, 2003 and for corporate income tax planning services.

          All Other Fees                      $0                      $4,495

      Fees were billed for all other professional services rendered during 2003, which services principally related to the provision of general management advice.

      The Audit Committee of the Board of Directors of the Company has considered whether BKD, LLP's provision of services to the Company in addition to audit services affected BKD, LLP's independence, and discussed with BKD, LLP its role as independent auditor, and has determined that its provision of such additional services was compatible with BKD, LLP's status as an independent auditor.

      Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by BKD, LLP. These services include audit and audit-related services, tax services, and other services. BKD, LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by BKD, LLP in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis that the committee had not already specifically approved.

      The Board recommends that shareholders vote "FOR" ratification of the appointment of BKD, LLP, as the Company's independent auditors for the 2005 year.

                              SHAREHOLDER PROPOSALS

      Shareholders wishing to present proposals to be considered at the 2006 Annual Meeting of Shareholders should submit the proposals in accordance with the applicable rules and regulations of the Securities and Exchange Commission no later than December 27, 2005.

                                  OTHER MATTERS

      At this time, the Board of Directors does not know of any other matters to be brought before the Annual Meeting. If other matters are presented upon which a vote may properly be taken, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment.

                   FINANCIAL STATEMENTS AND OTHER INFORMATION

      The Company's 2004 Annual Report to Shareholders ("2004 Annual Report") accompanies this Proxy Statement as an exhibit thereto. Included in the Annual Report, among other things, are (i) the auditor's report, notes and the Company's consolidated financial statements as of December 31, 2004 and 2003 and for the three years ended December 31, 2004, 2003 and 2002; (ii) a summary of selected consolidated financial data; (iii) quarterly summary of selected consolidated financial data (unaudited); (iv) management's discussion and analysis, and (v) investor information which are hereby incorporated by reference.

                              AVAILABLE INFORMATION

      The Company has filed reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Act"), as amended. On February 25, 2005, the Company filed with the SEC a Form 15 notice of suspension of duty to file reports and termination of the registration of its common stock under the Act. The Company expects the Form 15 to become effective within ninety (90) days of the Form 15 filing. As a result of the Form 15 filing the Company's obligation to file with the SEC certain reports and forms, including Form-10-KSB, 10-QSB and 8-K has been suspended, however, any other forms, and any other information subsequent to the reorganization is available on the SEC's EDGAR website and at the public facilities maintained by the SEC at its Public Reference Section: 450 Fifth Street N. W.. Room 1024, Washington, DC 20549. Information and reports prior to the reorganization were filed with the Securities Division of the Office of the Comptroller of the Currency (the "OCC"). You may inspect and copy such reports, proxy statements and other information at the public facilities maintained by the OCC at 250 E Street, S.W., Washington, DC 20219. You may obtain copies of such material from the Public Reference Section of the OCC at the same address at prescribed rates.

      The Securities and Exchange Commission also maintains a website at http://www.sec.gov and can be reached at 800-SEC-0330.

                                              By Order of the Board of Directors
                                              /s/ Stephen C. Byelick, Jr.
                                              Stephen C. Byelick, Jr.
                                              Secretary

                                              March 23, 2005

                                 This Proxy Form
                     is Solicited by the Board of Directors

                        American Community Bancorp, Inc.
                               Evansville, Indiana

      The undersigned hereby appoints Paul S. Mayer and Barney R. Maynard, MD, or either one of them (with full power to act alone), my true and lawful attorneys, each with the power to appoint his substitute, to represent me in my name, place and stead to vote all of the Company's Common Stock which I own or am otherwise entitled to vote at the close of business on March 14, 2005, at the Annual Meeting of Shareholders to be held on April 26, 2005, and at any adjournments thereof, with all powers the undersigned would possess if personally present, as follows:


      I. ELECTION OF DIRECTORS

      In the election of directors, shareholders have cumulative voting rights whereby each shareholder is entitled to vote the number of shares of Common Stock held by such shareholder multiplied by five (5) (the number of directors to be elected at the Meeting). Each shareholder may cumulate his or her votes and cast all such votes for one nominee or may distribute such votes among as many nominees as he or she chooses. The five nominees receiving the most votes at the Meeting will be elected directors of the Bank.

      The nominees for the current class of directors, whose terms will expire at the 2008 Annual Meeting, are:

                                 Daniel B. Aiken
                                Gene F. Pfeiffer
                                 Chris A. Ramsey
                                Ronald D. Romain
                                Peter A. Sabella

TO CAST YOUR VOTES FOR ELECTION OF ALL NOMINEES LISTED ABOVE,
MARK HERE ___________

TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE,
MARK HERE ___________

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
Write the nominee's name(s) on the line below


-----------------------------------------------------------------------

To allocate your votes among one or more nominees, indicate the number of votes you wish to cast FOR each nominee(s) in the space(s) provided adjacent to the nominee's name. The total number of votes cast must not exceed the number of shares held by you multiplied by five (the number of directors being elected).

                  Daniel B. Aiken           _____________________________
                  Gene F. Pfeiffer          _____________________________
                  Chris A. Ramsey           _____________________________
                  Ronald D. Romain          _____________________________
                  Peter A. Sabella          _____________________________

      II. ELECTION OF BKD, LLP, AS THE BANK'S INDEPENDENT AUDITORS

      ________FOR             ________AGAINST            ________ABSTAIN

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM I AND "FOR" ITEM II.

                (PLEASE DATE, MARK, SIGN AND RETURN IMMEDIATELY)
                ------------------------------------------------

      This proxy form relates to ALL shares owned by the undersigned.

      This proxy form is solicited by the Board of Directors and will be voted as specified and in accordance with the accompanying proxy statement. This proxy may be revoked before its exercise. If no instruction is indicated, this proxy form will be voted "FOR" all of the nominees listed in Item I equally and "FOR"
Item II.

      Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign partnership name by authorized person. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated March 23, 2005, prior to the execution of the proxy.

DATE ____________, 2005                     ____________________________________
                                            Signature

                                            ____________________________________
                                            Signature if held jointly